Exhibit 99.1

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Macquarie Asset Management expands equity stake in Diamond Infrastructure Solutions, a strategic partnership with Dow

•	Dow has received an additional $540 million in proceeds following Macquarie Asset Management’s increased minority equity stake in Diamond Infrastructure Solutions from 40% to 49%
•	This brings the total proceeds from the transaction to approximately $3 billion
•

The increase follows the strategic partnership between Dow and a fund managed by Macquarie Asset Management creating Diamond Infrastructure Solutions, a dedicated infrastructure company with assets across the U.S. Gulf Coast

MIDLAND, Mich. Sept. 2, 2025 – Dow (NYSE: DOW) today announced it has received an additional $540 million in proceeds following Macquarie Asset Management’s increased investment in Diamond Infrastructure Solutions (Diamond), raising its minority equity stake from 40% to 49%. This brings Dow’s total proceeds from the transaction to approximately $3 billion.

“This expanded partnership with Macquarie Asset Management further signals a strong trust and alignment between Dow and Macquarie that will result in a long-term, value-driven partnership,” said Jim Fitterling, chair and chief executive officer of Dow.

Dow and Macquarie Asset Management will drive the growth of Diamond Infrastructure Solutions through a wide range of services across sectors - including energy, environment, infrastructure and pipelines - to more than 70 existing and new customers, while Dow continues to maintain operational control as the majority owner of Diamond.

In May 2025, Diamond announced a partnership with a Danish climate tech startup company, Again, to host the first U.S.-based CO2 transformation facility at its Texas City site. Most recently, Third Pillar Solar and Diamond jointly announced an agreement for exclusive access to Diamond’s Texas reservoir system to explore potential deployment of up to 500MW of floating solar.

Citi and Goldman Sachs acted as financial advisors to Dow, and Linklaters provided legal support.

About Dow

Dow (NYSE: DOW) is one of the world’s leading materials science companies, serving customers in high-growth markets such as packaging, infrastructure, mobility and consumer applications. Our global breadth, asset integration and scale, focused innovation, leading business positions and commitment to sustainability enable us to achieve profitable growth and help deliver a sustainable future. We operate manufacturing sites in 30 countries and employ

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approximately 36,000 people. Dow delivered sales of approximately $43 billion in 2024. References to Dow or the Company mean Dow Inc. and its subsidiaries. Learn more about us and our ambition to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world by visiting www.dow.com.

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For further information, please contact:

Glynna Mayers

gmayers@dow.com

Cautionary Statement about Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases. Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow’s products and services and ability to compete in such markets; Dow’s ability to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions, tariffs and trade policies, or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business, logistics, and supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow’s information technology networks and systems, including the impact of cyberattacks; risks related to Dow’s separation from DowDuPont Inc. such as Dow’s obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities; and any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow’s business. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be

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no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Company’s subsequent Quarterly Reports on Form 10-Q. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow Inc. and The Dow Chemical Company and its consolidated subsidiaries assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

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